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
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NEWBERRY BANK GROUP, A                   GREENWOOD BANK & TRUST               Loan Number 74810
PARTNERSHIP                              109 MONTAGUE STREET                  Date  SEPTEMBER 4, 1996
1244 WILSON ROAD                         PO BOX 218                           Maturity Date JUNE 3, 1997
NEWBERRY, SC 29108                       GREENWOOD, SC 29648-0218             Loan Amount $350,000.00

     BORROWER'S NAME AND ADDRESS          LENDER'S NAME AND ADDRESS           Renewal Of
"I" includes each borrower above,        "You" means the lender, its          :  CT
       joint and severally.                 successors and assigns.
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For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of THREE HUNDRED FIFTY THOUSAND AND NO/100* * * *
* * * * * * * * * * * * * * * * * Dollars $350,000.00

|_| SINGLE ADVANCE: I will receive all of this principal sum on               .
No additional advances are contemplated under this note.

|X| MULTIPLE ADVANCE: The principal sum shown above is the maximum amount of principal I can borrow under this note. On SEP. 4, 1996 I will receive the amount of $_______________ and future principal advances are contemplated.

         Conditions: The conditions for future advances are TO BE APPROVED BY LENDER
         ____________________________________________________________________

         ____________________________________________________________________

         ____________________________________________________________________

         |X| OPEN END CREDIT: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on JUNE 3, 1997.

         |_| CLOSED END CREDIT: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from SEPT. 4, 1996 at the rate of 9.250% per year until FIRST CHANGE DATE.

|X| VARIABLE RATE:  This rate may then change as stated below.

         |X| INDEX RATE: The future rate will be 1.000% OVER the following index rate: WALL STREET PRIME RATE, AS QUOTED IN THE MONEY RATES SECTION OF THE WALL STREET JOURNAL; IF MORE THAN ONE RATE IS QUOTED, THE HIGHER RATE WILL APPLY.

         |_| NO INDEX: The future rate will not be subject to any internal or external index. It will be entirely in your control.

         |X| FREQUENCY AND TIMING: The rate on this note may change as often as DAILY.

               A change in the interest rate will take effect ON THE SAME DAY AS A CHANGE IN THE INDEX RATE.

         |_| LIMITATIONS: During the term of this loan, the applicable annual interest rate will not be more than _____% or less than _____%. The

         rate may not change more than   % each              .

         |_| EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on the payments:

         |_| The amount of each scheduled payment will change. |_| The amount of the final payment will change.

         |X|  THE AMOUNT DUE AT MATURITY WILL CHANGE.

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/360 basis.



POST MATURITY DATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

         |X| on the same fixed or variable rate basis in effect before maturity (as indicated above).

         |_|  at a rate equal to  ____________________________________________.

|_| LATE CHARGE: If a payment is not made within ________ days after it is due,

I agree to pay a late charge of ______________________________________________.



|_| ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which |_| are |_| are not included in the principal amount above: ____________________________________________________.

PAYMENTS:  I agree to pay this note as follows:

|X|  INTEREST:  I agree to pay accrued interest  AT MATURITY
______________________________________________________________________________.


|X|  PRINCIPAL:  I agree to pay the principal  JUNE 3, 1997
______________________________________________________________________________.



|_| INSTALLMENTS: I agree to pay this note in ________ payments. The first payment will be in the amount of $________ and will be due __________________. A payment of $_________________ will be due ______________________ thereafter.
The final payment of the entire unpaid balance of principal and interest will be due ______________________________________________________________________.

ADDITIONAL TERMS:
THIS NOTE IS UNSECURED
THIS NOTE IS PERSONALLY GUARANTEED BY EDGAR BAKER, BETTY BARBER, EARL H. BERGEN, WARREN COUSINS, RONNIE CROMER, RODNEY GRIFFIN, PRESTON KUNKLE, WALLACE RISER, AND WILLIAM (BILLY) RUSH.
THIS NOTE IS A REVOLVING LINE OF CREDIT TO BE ADVANCED IN A SERIES OF DRAWS.



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|_|  SECURITY:  This note is separately                  PURPOSE:  The purpose of this loan is  BUSINESS:  FUND START-UP.
secured by (describe separate document by type
and date):                                               SIGNATURES:  I AGREE TO THE TERMS OF THIS NOTE
                                                         (INCLUDING THOSE ON PAGE 2).  I have received a copy on today's date.


(This section is for your internal use. Failure
to list a separate security document does not
mean the agreement will not secure this note.)
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Signature for Lender                        NEWBERRY BANK GROUP, A PARTNERSHIP


                                           BY   /s/ EDGAR BAKER
T. TERRY ADKINS, JR.                       EDGAR BAKER


                                           BY   /s/ BETTY BARBER
                                           BETTY BARBER


                                           BY   /s/ EARL H. BERGEN
                                           EARL H. BERGEN


                                           BY   /s/ WARREN COUNSINS
                                           WARREN COUSINS


                                           BY   /s/ RONNIE CROMER
                                           RONNIE CROMER


                                           BY   /s/ RODNEY GRIFFIN
                                           RODNEY GRIFFIN


                                           BY   /s/ PRESTON KUNKLE
                                           PRESTON KUNKLE


                                           BY   /s/ WALLCE RISER
                                           WALLACE RISER


                                           BY   /s/ WILLIAM (BILLY) RUSH
                                           WILLIAM (BILLY) RUSH